AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 1999
                                                      REGISTRATION NO. 333-65905
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)
                                 ---------------

                Delaware                                  13-1024020
      (State or other jurisdiction                  (I.R.S. Employer
       of incorporation or organization)              Identification No.)

                           1271 Avenue of the Americas
                            New York, New York 10020
                                  212-399-8000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                       NICHOLAS J. CAMERA, VICE PRESIDENT,
                           GENERAL COUNSEL & SECRETARY
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
                           1271 Avenue of the Americas
                            New York, New York 10020
                                  212-399-8000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                 ---------------
    The Commission is requested to mail signed copies of all orders, notices and communications to:

      Theodore H. Paraskevas, Esq.                    Barry Fox, Esq.
The Interpublic Group of Companies, Inc.    Cleary, Gottlieb, Steen & Hamilton
      1271 Avenue of the Americas                    One Liberty Plaza
        New York, New York 10020                 New York, New York 10006
              212-399-8000                              212-225-2000

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                                                  ---------------
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
         If this Form is a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
         If delivery of the  prospectus is expected to be made  pursuant to
Rule 434,  please check the following box.  |_|
                                 ---------------
         The purpose of this Post-Effective Amendment No. 1 is to deregister 421,780 shares of Common Stock of the Registrant pursuant to Item 17(a)(3) of this Registration Statement.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 25th day of February, 1999.

                               THE INTERPUBLIC GROUP OF COMPANIES, INC.
                               (Registrant)

                               By: /s/ Nicholas J. Camera
                                  ----------------------------
                                  Nicholas J. Camera
                                  Vice President, General Counsel
                                    and Secretary